UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. ______)

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JOHN HANCOCK PREMIUM DIVIDEND FUND
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Please vote today We need your input on an important proposal that affects your investment.
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A message to shareholders

December 20, 2017

Please vote today.

Dear fellow shareholder:

You are invited to attend your fund's annual shareholder meeting. The meeting will be held on Friday, February 2, 2018, at 2:00 P.M., Eastern time, at the offices of John Hancock Investments, 601 Congress Street, Boston, Massachusetts 02210.

Election of Trustees: your vote matters

As part of that meeting, you are being asked to vote on a proposal regarding the election of the Trustees who oversee the funds in which you are a shareholder. Your fund's Trustees play an important oversight role, monitoring both performance and fees on your behalf.

If you are not able to attend the meeting in person, I encourage you to vote today by proxy. The enclosed proxy statement describes the proposal to elect five Trustees. Each of the nominees currently serves as a John Hancock fund Trustee, and three of the five nominees are independent of John Hancock's management. Your proxy statement includes a brief description of each nominee's background.

Three ways you can vote today

By submitting your vote promptly, you can help us avoid the need for additional mailings at your fund's expense. After you review the proxy materials, you may vote in one of three ways:

Online: Log on using the information found on your voting card(s) and follow the simple online instructions.

By phone: Dial the toll-free number found on your voting card(s) and follow the simple instructions.

By mail: Return the enclosed proxy voting card in the envelope provided.

If you have any questions, please call a John Hancock Investments Customer Service Representative at 800-852-0218, Monday through Friday, between 8:00 A.M. and 8:00 P.M. and Saturday between 9:00 A.M. and 5:30 P.M., Eastern time.

Thank you in advance for your prompt attention to this very important matter.

Sincerely,

Andrew G. Arnott
President and CEO
John Hancock Investments

John Hancock Financial Opportunities Fund
John Hancock Hedged Equity & Income Fund
John Hancock Preferred Income Fund
John Hancock Preferred Income Fund II
John Hancock Preferred Income Fund III
John Hancock Premium Dividend Fund
John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Tax-Advantaged Global Shareholder Yield Fund
(each a "fund" and, together, the "funds")

Notice of annual meeting of shareholders scheduled for:

Time: 2:00 P.M., Eastern Time
Date: Friday, February 2, 2018
 Location: 601 Congress Street, Boston, Massachusetts 02210

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, should you wish to attend in person.

To the shareholders of the funds listed above:

Notice is hereby given that an annual meeting of shareholders for each fund will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, February 2, 2018, at 2:00 P.M., Eastern Time (the "Meeting"). The Meeting will be held for the following purpose:

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Proposal 1: To elect one (1) Trustee (Andrew G. Arnott) to serve for a one-year term ending at the 2019 Annual Meeting of Shareholders and to elect four (4) Trustees (Charles L. Bardelis, Peter S. Burgess, Theron S. Hoffman and Warren A. Thomson) to serve for a three-year term ending at the 2021 Annual Meeting of Shareholders (all funds).

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Any other business that may properly come before the Meeting or any adjournment of the Meeting.

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The Board of Trustees recommends that you vote in favor of the election of each of the five (5) Nominees.

Shareholders of record of each fund as of the close of business on November 14, 2017, are entitled to notice of, and to vote at, the fund's annual meeting and at any adjournment thereof.

Whether or not you expect to attend the meeting, please vote your shares either through the Internet, by telephone or by mail by returning the enclosed voting card.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 2, 2018.

The proxy statement is available at: https://www.proxy-direct.com/jhi-29318.

By order of the Board of Trustees, John J. Danello Secretary

Boston, Massachusetts
December 20, 2017

Your vote is important – Please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Valid photo identification may be required to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)      completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;
(ii)     following the touch-tone telephone voting instructions found below; or
(iii)    following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

Individual Accounts: Your name should be signed exactly as it appears on the proxy card(s).

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card(s).

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

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Read the enclosed Proxy Statement, and have your proxy card(s) handy.

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Call the toll-free number indicated on your proxy card(s).

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Enter the control number found on the front of your proxy card(s).

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Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

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Read the enclosed Proxy Statement, and have your proxy card(s) handy.

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Go to the Web site on your proxy card(s).

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Enter the control number found on the front of your proxy card(s).

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Follow the instructions on the Web site.

John Hancock Financial Opportunities Fund
John Hancock Hedged Equity & Income Fund
John Hancock Preferred Income Fund
John Hancock Preferred Income Fund II
John Hancock Preferred Income Fund III
John Hancock Premium Dividend Fund
John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Tax-Advantaged Global Shareholder Yield Fund

(each a "fund" and, together, the "funds")
601 Congress Street, Boston, Massachusetts 02210

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON February 2, 2018

INTRODUCTION

This proxy statement contains the information that a shareholder should know before voting on the proposal described in the notice. Each fund will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any shareholder upon request by writing to the fund at 601 Congress Street, Boston, Massachusetts 02210 or by calling 800-852-0218.

This proxy statement is being used in connection with the solicitation of proxies by the Board of Trustees (the "Board") for use at the annual meeting of shareholders of each of John Hancock Financial Opportunities Fund ("Financial Opportunities"), John Hancock Hedged Equity & Income Fund ("Hedged Equity & Income"), John Hancock Preferred Income Fund ("Preferred Income"), John Hancock Preferred Income Fund II ("Preferred Income II"), John Hancock Preferred Income Fund III ("Preferred Income III"), John Hancock Premium Dividend Fund ("Premium Dividend"), John Hancock Tax-Advantaged Dividend Income Fund ("Tax- Advantaged Dividend"), and John Hancock Tax-Advantaged Global Shareholder Yield Fund ("Tax-Advantaged Global"). The meeting will be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, February 2, 2018, at 2:00 P.M., Eastern time (the "Meeting"). Shareholders of each fund are being asked to vote on the proposal to elect five (5) Trustees.

The proxy statement and proxy card are intended to be first mailed to shareholders on or about December 20, 2017.

Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately. In the event that any shareholder present at the meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

The Funds' Advisor, Administrator, Distributor and Subadvisors

John Hancock Advisers, LLC (the "Advisor"), located at 601 Congress Street, Boston, Massachusetts 02210, serves as each fund's investment advisor and administrator. An affiliate of the Advisor, John Hancock Asset Management a division of Manulife Asset Management (US) LLC, located at 197 Clarendon Street, Boston, Massachusetts 02116 ("JHAM US"), serves as subadvisor to each fund, except for Hedged Equity & Income and Tax-Advantaged Global. Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210, serves as the subadvisor to Hedged Equity & Income. Analytic Investors, LLC and Epoch Investment Partners, Inc., serve as subadvisors to Tax-Advantaged Global. Analytic Investors, LLC is located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013. Epoch Investment Partners, Inc. is located at 399 Park Avenue, New York, New York 10022. Analytic Investors, LLC also serves as subadvisor to Tax-Advantaged Dividend.

An affiliate of the Advisor, John Hancock Funds, LLC, located at 601 Congress Street, Boston, Massachusetts 02210, serves as a distributor to Tax-Advantaged Global in connection with the fund's shelf offering program.

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Record Ownership

The Trustees of each fund have fixed the close of business on November 14, 2017, as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) on all business of the Meeting or any adjournment of the Meeting. On the Record Date, the following number of shares of beneficial interest of each fund were outstanding:

Fund	Shares
Financial Opportunities Fund	18,647,808
Hedged Equity & Income Fund	12,204,669
Preferred Income Fund	26,011,986
Preferred Income Fund II	21,274,515
Preferred Income Fund III	31,576,985
Premium Dividend Fund	48,343,935
Tax-Advantaged Dividend Income Fund	35,384,961
Tax-Advantaged Global Shareholder Yield Fund	11,034,238

As of the Record Date, none of the Trustees beneficially owned individually, and the Trustees and executive officers of each fund as a group did not beneficially own, in excess of one percent of the outstanding shares of each fund.

To the best knowledge of the relevant fund, the shareholders listed below owned more than 5% of the fund's shares as of November 14, 2017. Information related to these shareholders may be different as of the Record Date.

Name of Fund	Name and Address of Owner	Amount	Percent
Financial Opportunities Fund	Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	1,537,355	8.30%[1]
Hedged Equity & Income Fund	First Trust Portfolios LP 120 East Liberty Drive Wheaton, IL 60187	1,605,647	11.77%[2]
Tax-Advantaged Dividend Income Fund	UBS Group AG BAHNHOFSTRASSE 45 Zurich, SW 8001 - Switzerland	1,958,607	5.29%[1]
Tax-Advantaged Global Shareholder Yield Fund	First Trust Portfolios LP 120 East Liberty Drive Wheaton, IL 60187	1,147,843	10.77%[3]
Tax-Advantaged Global Shareholder Yield Fund	Morgan Stanley Smith Barney LLC 1585 Broadway New York, NY 10036	1,111,706	10.0%[4]

1 As of September 30, 2017

2 As of December 31, 2016

3 As of May 31, 2017

4 As of September 29, 2017

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PROPOSAL 1 - ELECTION OF TRUSTEES

General

Holders of the shares of each fund are entitled to elect five Trustees at this Meeting. Andrew G. Arnott, Charles L. Bardelis, Peter S. Burgess, Theron S. Hoffman and Warren A. Thomson have been designated as subject to election by holders of the shares of each fund.

Each fund has a "staggered" Board divided into three classes: two classes composed of four Trustees and one class composed of five Trustees. The term of one class expires each year on the date of the annual meeting of shareholders or special meeting in lieu thereof. Should a Trustee in a class wish to serve an additional term, he or she must stand for re-election. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for a period of up to two years. Four of the nominees, Charles L. Bardelis, Peter S. Burgess, Theron S. Hoffman and Warren A. Thomson, are members of the class of Trustees standing for election this year. In addition, the Board has determined that it is in each fund's best interests that all current Trustees have been elected to the Board by the fund's shareholders. Accordingly, the Board is proposing that each fund's shareholders elect Andrew G. Arnott, who was appointed to the Board as of June 20, 2017, to serve as a Trustee. As noted below, Mr. Arnott is a member of the class of Trustees whose terms will expire in 2019. As a result, if Mr. Arnott is elected to serve as a Trustee at this meeting, he will stand for election again in 2019.

As of the date of this proxy, each nominee for election currently serves as a Trustee of each fund and, if re-elected, will serve for a term expiring on the date of the 2021 Annual Meeting of Shareholders (or, for Mr. Arnott, the 2019 Annual Meeting of Shareholders) or the special meeting in lieu thereof.

Using the enclosed proxy card, a shareholder may authorize the proxies to vote his or her shares for the nominees, or the shareholder may withhold from the proxies authority to vote his or her shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or not be able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the funds' Trustees may designate. The funds have no reason to believe that it will be necessary to designate any substitute nominees.

Proposal

For each fund, Andrew G. Arnott, Charles L. Bardelis, Peter S. Burgess, Theron S. Hoffman and Warren A. Thomson are the current nominees for election by the shareholders.

The vote of a plurality of the votes cast by the shares of a fund is sufficient to elect each nominee to serve as a Trustee of that fund.

The Board recommends that shareholders of each fund vote "FOR" each of the five (5) nominees in the Proposal.

Information About Nominees/Trustees

The following tables set forth certain information regarding the nominees for election to the Board and regarding the Trustees who are not currently standing for election. The tables also show each nominee's principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by each of the current Trustees as of November 14, 2017. There are currently thirteen Trustees of each fund, ten of whom are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the funds ("Independent Trustees"). The business address of each nominee is 601 Congress Street, Boston, Massachusetts 02210.

Information Concerning Nominees

The following tables set forth certain information regarding the nominees: Andrew G. Arnott, Charles L. Bardelis, Peter S. Burgess, Theron S. Hoffman and Warren A. Thomson.

ONE NOMINEE STANDING FOR ELECTION TERM TO EXPIRE IN 2019

Name (Year of Birth) and Position with the Fund	Principal Occupation(s) and Other Directorships During the Past 5 Years	Trustee Since	Number of Funds in John Hancock Fund Complex
Non-Independent Nominee
Andrew G. Arnott[1] (1971) Trustee and President

Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

		2017 (A-H)	223

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FOUR NOMINEES STANDING FOR ELECTION TERM TO EXPIRE IN 2021

Name (Year of Birth) and Position with the Fund	Principal Occupation(s) and Other Directorships During the Past 5 Years	Trustee Since	Number of Funds in John Hancock Fund Complex
Independent Nominees
Charles L. Bardelis (1941) Trustee	Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).	2012 (A-H)	223
Peter S. Burgess (1942) Trustee

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

		2012 (A-H)	223
Theron S. Hoffman (1947) Trustee

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000) .

Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

		2012 (A-H)	223
Non-Independent Nominee
Warren A. Thomson[1] (1955) Trustee

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013).

Trustee, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

		2012 (A-H)	223

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Information Concerning Other Trustees

The following tables set forth information concerning the Trustees of the Trust who are not standing for election at the Meeting.

TRUSTEES NOT STANDING FOR ELECTION; TERM TO EXPIRE IN 2020

Name (Year of Birth) and Position with the Fund	Principal Occupation(s) and Other Directorships During the Past 5 Years	Trustee Since	Number of Funds in John Hancock Fund Complex
Independent Trustees
William H. Cunningham (1944) Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014).

Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005–2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

		2011 (B) 1994 (A, F) 2002 (C–D) 2003 (E) 2004 (G) 2007 (H)	223
Grace K. Fey (1946) Trustee	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).	2012 (A-H)	223
Hassell H. McClellan (1945) Trustee

Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).

Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

		2012 (A-H)	223
Gregory A. Russo (1949) Trustee

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

		2011 (B) 2008 (A, C–H)	223
Non-Independent Trustee
James R. Boyle[1] (1959) Trustee

Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005–2010).

Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005–2010; 2012–2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005–2014 and since 2015).

		2015 (A-H)[2]	223

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TRUSTEES NOT STANDING FOR ELECTION; TERM TO EXPIRE IN 2019

Name (Year of Birth) and Position with the Fund	Principal Occupation(s) and Other Directorships During the Past 5 Years	Trustee Since	Number of Funds in John Hancock Fund Complex
Independent Trustees
Deborah C. Jackson (1952) Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

		2011 (B) 2008 (A, C-H)	223
James M. Oates (1946) Trustee, Chairperson

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000–2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998–2014); Director/Trustee, Virtus Funds (since 1988).

Trustee (since 2014) and Chairperson of the Board (2014–2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015–2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012–2016), John Hancock retail funds[3]; Trustee (2005–2006 and since 2012) and Chairperson of the Board (2012–2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005–2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005–2016).

		2012 (A-H)	223
Steven R. Pruchansky (1944) Trustee, Vice Chairperson

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

		2011 (B) 1994 (A) 1992 (F) 2002 (C-D) 2003 (E) 2004 (G) 2007 (H)	223

1 Because Messrs. Arnott, Boyle, and Thomson are current or former senior executives or directors of the Advisor or its affiliates, each of them is considered an "interested person" (as defined in the 1940 Act) of the funds.

(A) Financial Opportunities Fund
(B) Hedged Equity & Income Fund
(C) Preferred Income Fund
(D) Preferred Income Fund II
(E) Preferred Income Fund III
(F) Premium Dividend Fund
(G) Tax-Advantaged Dividend Income Fund
(H) Tax-Advantaged Global Shareholder Yield Fund

2 Mr. Boyle served as a Trustee at various times prior to 2015.

3 "John Hancock retail funds" is comprised of ten closed-end funds (including the funds described in this proxy statement), as well as eleven open-end investment companies.

Additional Information About Nominees/Trustees

In addition to the description of each Trustee's Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee's specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an "expert" within the meaning of the federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of each fund as well as experience as a Trustee of other John Hancock funds. It is the Trustees' belief that this allows the Board, as a whole, to oversee

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the business of each fund in a manner consistent with the best interests of the fund's shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Andrew G. Arnott – Through his positions as Executive Vice President of John Hancock Financial Services; Director and Executive Vice President of the Advisor and an affiliated investment advisor, John Hancock Investment Management Services, LLC; President of John Hancock Funds, LLC; and President of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Charles L. Bardelis – As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle – Through his former positions as chairman and director of the Advisor, position as a senior executive of Manulife Financial Corporation (MFC), the Advisor's parent company, and positions with other affiliates of the Advisor, Mr. Boyle has  experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board. He also has experience as a senior executive of healthcare and insurance companies.

Peter S. Burgess – As a financial consultant, certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham – Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and at the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey – As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of an operating company.

Theron S. Hoffman – As a consultant and as a former senior executive and director of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development. In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson – Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company, a regional stock exchange and nonprofit entities.

Hassell H. McClellan – As a former professor of finance and policy in the graduate management department of a major university, a current director of a public company, and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

James M. Oates – As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of one bank and president and chief operating officer of another bank. He also has experience as a director of publicly traded companies and investment companies not affiliated with the Trust.

Steven R. Pruchansky – Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies. Mr. Pruchansky, an Independent Trustee, serves as the Board's Vice Chairperson.

Gregory A. Russo – As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson – Through his positions as Chairman of Manulife Asset Management and Chief Investment Officer of MFC, the Advisor's parent company, Mr. Thomson has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Board Meetings and Board Committees

Each fund is organized as a Massachusetts business trust. Under the funds' Declarations of Trusts, the Trustees are responsible for managing the affairs of the funds, including the appointment of advisors and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see "Principal Occupation(s) and Other Directorships During the Past Five Years" and "Additional Information About Nominees/Trustees" above). The Board appoints officers who assist in managing the day-to-day affairs of the funds. With respect to Financial Opportunities and Hedged Equity & Income, the Board met five times during the fiscal year ended December 31, 2016. With respect to Preferred Income, Preferred Income II and Preferred Income III, the Board met five times during the fiscal year ended July 31, 2017. With respect to Premium Dividend, Tax-Advantaged Dividend and Tax-Advantaged Global, the Board met five times during the fiscal year ended October 31, 2017. No Trustee other than Mr. Russo attended fewer than 75% of the aggregate of (1) the total number of Board meetings; and (2) the total number of meetings held by all committees on which he or she served. Mr. Russo's attendance record is just below 75%. The funds hold joint meetings of the Trustees and all committees. Two Trustees attended the joint 2017 annual meeting of shareholders of the funds that was held on January 24, 2017.

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The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the funds' management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified pursuant to each fund's Declaration of Trust or By-Laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the funds' operations and meaningful representation of the shareholders' interests, given the specific characteristics and circumstances of the funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds' shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board's view, helpful elements in its decision-making process. In addition, the Board believes that Messrs. Arnott, Boyle, and Thomson, as current or former senior executives of MFC, the parent company of the Advisor and of other affiliates of the Advisor, provide the Board with the perspective of the Advisor in managing and sponsoring all of the funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of each fund.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee.

The current membership of each committee is set forth below.

Audit Committee. The Board has an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which comprises Independent Trustees (Messrs. Bardelis, Burgess and Hoffman) as defined under Section 2(a)(19) of the 1940 Act. Mr. Burgess serves as Chairperson of this Committee. Each Audit Committee member is financially literate, with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for each fund, oversees the work of the independent registered public accounting firm in connection with each fund's audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The Audit Committee held six meetings during the fiscal year ended December 31, 2016, four meetings during the fiscal year ended July 31, 2017, and four meetings during the fiscal year ended October 31, 2017, for funds with the relevant fiscal year ends. The written report of the Audit Committee is set forth below under "Audit Committee Report." The written charter of the Audit Committee is included as Attachment 1 to this proxy statement.

Compliance Committee. The Board also has a standing Compliance Committee (Mses. Fey and Jackson and Mr. Cunningham). This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the funds. Ms. Fey serves as Chairperson of this Committee. This Committee held four meetings during the fiscal year ended December 31, 2016, four meetings during the fiscal year ended July 31, 2017, and four meetings during the fiscal year ended October 31, 2017, for funds with the relevant fiscal year ends.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Messrs. Oates, Pruchansky and Russo). This Committee oversees the initiation, operation, and renewal of the various contracts between the funds and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the funds. Mr. Russo serves as Chairperson of this Committee. The Contracts, Legal & Risk Committee held four meetings during the fiscal year ended December 31, 2016, four meetings during the fiscal year ended July 31, 2017, and four meetings during the fiscal year ended October 31, 2017, for funds with the relevant fiscal year ends.

Nominating & Governance Committee. This Committee comprises all of the Independent Trustees as defined in Section 2(a)(19) of the 1940 Act. Mr. McClellan serves as Chairperson of this Committee. The purpose of this Committee is to make determinations and recommendations to the Board on issues related to the composition and operation of the Board and corporate governance matters applicable to the Independent Trustees. This Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates. This Committee held four meetings during the fiscal year ended December 31, 2016, four meetings during the fiscal year ended July 31, 2017, and four meetings during the fiscal year ended October 31, 2017, for funds with the relevant fiscal year ends.

Each fund's Board has adopted a written charter for the Nominating and Governance Committee. A copy of the Charter is included as Attachment 2 to this proxy statement. This Committee will consider nominees recommended by fund shareholders. Any recommendations from shareholders shall be directed to the Secretary of the relevant fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in

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compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act in order to be considered by the Committee. In evaluating a nominee recommended by a shareholder, the Committee, in addition to the criteria discussed below, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.

The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, and such other personal characteristics as a capacity for leadership and the ability to work well with others; (ii) the nominee's business, professional, academic, financial, accounting or other experience and qualifications, which demonstrate that he or she will make a valuable contribution as Trustee; (iii) a commitment to understand the funds and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its Committees; (v) the ability to understand potential conflicts of interest involving management of the funds and to act in the interests of all shareholders; (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee; and (vii) experience on corporate or other institutional bodies having oversight responsibilities. The Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Committee finds that the criteria satisfied by the candidate and the candidate's other qualifications demonstrate the appropriate level of fitness to serve. This Committee will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

As long as a current Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, each fund anticipates that the Committee would favor the re-nomination of a current Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may act upon such recommendations only if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Trustee is in the best interests of a fund.

While the Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates, the Committee may consider nominees recommended by any source, including shareholders, management, legal counsel and Board members, as it deems appropriate. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the relevant fund's By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee's process for identifying and evaluating nominees to serve as Independent Trustees of the funds is set forth in Annex A to the Committee's Charter.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has five subcommittees with the Trustees divided among the five subcommittees (each an "Investment Sub-Committee"). Each Investment Sub-Committee reviews investment matters relating to a particular group of funds and coordinates with the full Board regarding investment matters. Ms. Jackson and Messrs. Bardelis, Cunningham, Hoffman and Oates serve as Chairpersons of the Investment Sub-Committees. The Investment Sub-Committee that oversees the funds held five meetings during the fiscal year ended December 31, 2016, five meetings during the fiscal year ended July 31, 2017, and five meetings during the fiscal year ended October 31, 2017, for the funds with the relevant fiscal year ends.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board's Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds' risk management activities that are implemented by the Advisor, the Funds' Chief Compliance Officer ("CCO") and other service providers to the Funds. The Advisor has primary responsibility for the Funds' risk management on a day-to-day basis as a part of its overall responsibilities. The Funds' Subadvisors, subject to oversight of the Advisor, are primarily responsible for managing investment and financial risks as a part of their day-to-day investment responsibilities, as well as operational and compliance risks at their firms. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds' risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of five Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their Subadvisors. The Advisor monitors these policies and Subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee in response to a Subadvisor's requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant Funds' investment performance, which include information about investment and financial risks and how they are managed, and from the CCO regarding Subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the Funds' Subadvisors to receive reports regarding management of the Funds, including with respect to risk management processes.

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The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds' financial reporting. In addition, this Committee oversees the process of each Fund's valuation of its portfolio securities, assisted by the Funds' Pricing Committee (composed of officers of the Trust), which calculates fair value determinations pursuant to procedures adopted by the Board.

The Compliance Committee assists the Board in overseeing the activities of the Trust's CCO with respect to the compliance programs of the Funds, the Advisor, the Subadvisors, and certain of the Funds' other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO's annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the Subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Funds' Advisor on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the Funds' risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust's CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust's CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board's agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds' advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the Subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor's functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor's risk management program is part of the overall risk management program of John Hancock, the Advisor's parent company. John Hancock's Chief Risk Officer supports the Advisor's risk management program, and at the Board's request will report on risk management matters.

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Executive Officers That Are Not Trustees

The following table presents information regarding the current principal officers of the funds that are not Trustees. The business address of each officer is 601 Congress Street, Boston, Massachusetts 02210.

Name (Year of Birth) and Position with the Fund	Principal Occupation(s) During the Past 5 Years	Year Commenced Service
John J. Danello (1955) Senior Vice President, Secretary, and Chief Legal Officer

Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007–2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds[1], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007–2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

2014 (A-H)
Francis V. Knox, Jr. (1947) Chief Compliance Officer

Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds[1], John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

2011 (B) 2005 (A, C–G) 2007 (H)
Charles A. Rizzo (1957) Chief Financial Officer

Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds[1], John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

2011 (B) 2007 (A, C–H)
Salvatore Schiavone (1965) Treasurer

Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[1] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

2011 (B) 2009 (A, C–H)

(A) Financial Opportunities Fund
(B) Hedged Equity & Income Fund
(C) Preferred Income Fund
(D) Preferred Income Fund II
(E) Preferred Income Fund III
(F) Premium Dividend Fund
(G) Tax-Advantaged Dividend Income Fund
(H) Tax-Advantaged Global Shareholder Yield Fund

1 "John Hancock retail funds" is comprised of ten closed-end funds (including the funds described in this proxy statement), as well as eleven open-end investment companies.

Communications with the Trustees

Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the funds at the following address: 601 Congress Street, Boston, Massachusetts 02210. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of a fund.

Trustee Share Ownership

The following table shows the number of shares beneficially owned by each Trustee, as well as the dollar range of each Trustee's ownership of the funds and all John Hancock funds overseen by the Trustee.

Trustee Holdings[1]
Name of Trustee	Financial Opportunities Fund	Amount of Shares	Hedged Equity & Income Fund	Amount of Shares
Independent Trustees
Charles L. Bardelis	$10,001 – $50,000	587	$10,001 – $50,000	714
Peter S. Burgess	$10,001 – $50,000	795	$10,001 – $50,000	1,200
William H. Cunningham	$10,001 – $50,000	759	$10,001 – $50,000	943
Grace K. Fey	$10,001 – $50,000	608	$10,001 – $50,000	896
Theron S. Hoffman	$10,001 – $50,000	801	$10,001 – $50,000	1,187
Deborah C. Jackson	$10,001 – $50,000	1,188	$10,001 – $50,000	800

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Name of Trustee	Financial Opportunities	Amount of Shares	Hedged Equity & Income	Amount of Shares
Hassell H. McClellan	$10,001 – $50,000	531	$10,001 – $50,000	883
James M. Oates	$10,001 – $50,000	839	$10,001 – $50,000	1,138
Steven R. Pruchansky	$10,001 – $50,000	996	$10,001 – $50,000	1,705
Gregory A. Russo	$10,001 – $50,000	1,066	$10,001 – $50,000	1,136
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None
James R. Boyle	$10,001 – $50,000	597	$10,001 – $50,000	1,247
Warren A. Thomson	None	None	None	None

Trustee Holdings[1]
Name of Trustee	Preferred Income Fund	Amount of Shares	Preferred Income Fund II	Amount of Shares
Independent Trustees
Charles L. Bardelis	$10,001 – $50,000	518	$10,001 – $50,000	717
Peter S. Burgess	$10,001 – $50,000	650	$10,001 – $50,000	650
William H. Cunningham	$10,001 – $50,000	836	$10,001 – $50,000	839
Grace K. Fey	$10,001 – $50,000	789	$10,001 – $50,000	790
Theron S. Hoffman	$10,001 – $50,000	843	$10,001 – $50,000	847
Deborah C. Jackson	$10,001 – $50,000	1,644	$10,001 – $50,000	809
Hassell H. McClellan	$10,001 – $50,000	675	$10,001 – $50,000	604
James M. Oates	$10,001 – $50,000	999	$10,001 – $50,000	990
Steven R. Pruchansky	$10,001 – $50,000	1,584	$10,001 – $50,000	1,714
Gregory A. Russo	$10,001 – $50,000	1,032	$10,001 – $50,000	1,014
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None
James R. Boyle	$10,001 – $50,000	869	$10,001 – $50,000	888
Warren A. Thomson	None	None	None	None

Trustee Holdings[1]
Name of Trustee	Preferred Income Fund III	Amount of Shares	Premium Dividend Fund	Amount of Shares
Independent Trustees
Charles L. Bardelis	$10,001 – $50,000	754	$10,001 – $50,000	1,058
Peter S. Burgess	$10,001 – $50,000	1,023	$10,001 – $50,000	1,348
William H. Cunningham	$10,001 – $50,000	963	$10,001 – $50,000	1,274
Grace K. Fey	$10,001 – $50,000	896	$10,001 – $50,000	1,239
Theron S. Hoffman	$10,001 – $50,000	964	$10,001 – $50,000	1,325
Deborah C. Jackson	$10,001 – $50,000	972	$10,001 – $50,000	1,511
Hassell H. McClellan	$10,001 – $50,000	691	$10,001 – $50,000	914
James M. Oates	$10,001 – $50,000	1,140	$10,001 – $50,000	1,490
Steven R. Pruchansky	$10,001 – $50,000	1,935	$10,001 – $50,000	2,236
Gregory A. Russo	$10,001 – $50,000	1,191	$10,001 – $50,000	1,565
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None
James R. Boyle	$10,001 – $50,000	979	$10,001 – $50,000	1,257
Warren A. Thomson	None	None	None	None

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Trustee Holdings[1]
Name of Trustee	Tax-Advantaged Dividend Income Fund	Amount of Shares	Tax-Advantaged Global Shareholder Yield Fund	Amount of Shares	All John Hancock Funds Overseen
Independent Trustees
Charles L. Bardelis	$10,001 – $50,000	564	$1 – $10,000	1,099	Over $100,000
Peter S. Burgess	$10,001 – $50,000	925	$10,001 – $50,000	1,694	Over $100,000
William H. Cunningham	$10,001 – $50,000	838	$10,001 – $50,000	1,373	Over $100,000
Grace K. Fey	$10,001 – $50,000	782	$10,001 – $50,000	1,282	Over $100,000
Theron S. Hoffman	$10,001 – $50,000	920	$10,001 – $50,000	1,623	Over $100,000
Deborah C. Jackson	$10,001 – $50,000	1,297	$1–$10,000	850	Over $100,000
Hassell H. McClellan	$10,001 – $50,000	595	$10,001 – $50,000	1,349	Over $100,000
James M. Oates	$10,001 – $50,000	873	$10,001 – $50,000	1,496	Over $100,000
Steven R. Pruchansky	$10,001 – $50,000	1,663	$10,001 – $50,000	2,855	Over $100,000
Gregory A. Russo	$10,001 – $50,000	1,150	$10,001 – $50,000	1,636	Over $100,000
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	Over $100,000
James R. Boyle	$10,001 – $50,000	837	$10,001 – $50,000	1,805	Over $100,000
Warren A. Thomson	None	None	None	None	Over $100,000

1 Trustee share ownership is provided as of October 31, 2017. The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the funds and in all John Hancock funds overseen by each Trustee. The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires a fund's executive officers, Trustees and persons who own more than 10% of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees and 10% Shareholders are also required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that, during the past fiscal year, its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

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Trustee Compensation

Each fund pays fees to its Independent Trustees and Mr. Boyle. Trustees are also reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee and Mr. Boyle receives in the aggregate from each fund and the other closed-end funds in the John Hancock Fund Complex an annual retainer of $40,000.

The following table provides information regarding the compensation paid by each fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and Mr. Boyle for their services for each fund's most recently completed fiscal year.

Aggregate Compensation for the Fiscal Year Ended December 31, 2016

Independent Trustees	Financial Opportunties Fund	Hedged Equity & Income Fund	Total Compensation All Funds in the John Hancock Fund Complex[1]

Charles L. Bardelis	$4,000	$4,000	$370,000
Peter S. Burgess	$4,000	$4,000	$390,000
William H. Cunningham	$4,000	$4,000	$370,000
Grace K. Fey	$4,000	$4,000	$370,000
Theron S. Hoffman	$4,000	$4,000	$370,000
Deborah C. Jackson	$4,000	$4,000	$370,000
Hassell H. McClellan	$4,000	$4,000	$370,000
James M. Oates	$4,000	$4,000	$510,000
Steven R. Pruchansky	$4,000	$4,000	$370,000
Gregory A. Russo	$4,000	$4,000	$390,000
Non-Independent Trustee
James R. Boyle	$4,000	$4,000	$350,000

1 Neither of these funds has a pension or retirement plan for any of its Trustees or officers.

Aggregate Compensation for the Fiscal Year Ended July 31, 2017

Independent Trustees	Preferred Income Fund	Preferred Income Fund II	Preferred Income Fund III	Total Compensation All Funds in the John Hancock Fund Complex[1]
Charles L. Bardelis	$4,000	$4,000	$4,000	$373,000
Peter S. Burgess	$4,000	$4,000	$4,000	$393,000
William H. Cunningham	$4,000	$4,000	$4,000	$373,000
Grace K. Fey	$4,000	$4,000	$4,000	$393,000
Theron S. Hoffman	$4,000	$4,000	$4,000	$373,000
Deborah C. Jackson	$4,000	$4,000	$4,000	$373,000
Hassell H. McClellan	$4,000	$4,000	$4,000	$513,000
James M. Oates	$4,000	$4,000	$4,000	$352,000
Steven R. Pruchansky	$4,000	$4,000	$4,000	$373,000
Gregory A. Russo	$4,000	$4,000	$4,000	$351,000
Non-Independent Trustee
James R. Boyle	$4,000	$4,000	$4,000	$353,000

1 None of these funds has a pension or retirement plan for any of its Trustees or officers.

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Aggregate Compensation for the Fiscal Year Ended October 31, 2017

Independent Trustees	Premium Dividend Fund	Tax-Advantaged Dividend Income Fund	Tax-Advantaged Global Shareholder Yield Fund	Total Compensation All Funds in the John Hancock Fund Complex[1]
Charles L. Bardelis	$4,000	$4,000	$4,000	$374,000
Peter S. Burgess	$4,000	$4,000	$4,000	$394,000
William H. Cunningham	$4,000	$4,000	$4,000	$374,000
Grace K. Fey	$4,000	$4,000	$4,000	$394,000
Theron S. Hoffman	$4,000	$4,000	$4,000	$374,000
Deborah C. Jackson	$4,000	$4,000	$4,000	$374,000
Hassell H. McClellan	$4,000	$4,000	$4,000	$514,000
James M. Oates	$4,000	$4,000	$4,000	$353,000
Steven R. Pruchansky	$4,000	$4,000	$4,000	$374,000
Gregory A. Russo	$4,000	$4,000	$4,000	$352,000
Non-Independent Trustee
James R. Boyle	$4,000	$4,000	$4,000	$354,000

1 None of these funds has a pension or retirement plan for any of its Trustees or officers.

Legal Proceedings

There are no material pending legal proceedings to which any Nominee, Trustee or affiliated person of such Nominee or Trustee is a party adverse to the funds or any of their affiliated persons or has a material interest adverse to the funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, Trustee or executive officer of the funds within the past ten years.

Audit Committee Report

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

The Audit Committee has reviewed and discussed with the funds' management and PricewaterhouseCoopers LLP ("PwC") the audited financial statements of the funds contained in the Annual Reports on Form N-CSR for the most recent fiscal year.* The Audit Committee also has discussed with PwC the matters required to be discussed pursuant to Public Company Accounting Oversight Board Auditing Standards, AU Section 380, which includes, among other items, matters related to the conduct of the audit of the funds' financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC's communications with the Audit Committee concerning independence and has discussed with PwC its independence from the funds.

Based on the review and discussions referred to above the Audit Committee, pursuant to the authority delegated to the Audit Committee by the Board of Trustees, approved the inclusion of the audited financial statements in the fund's Annual Report on Form N-CSR for filing with the SEC.

Submitted by the Audit Committee**

Peter S. Burgess – Chairman
Charles L. Bardelis
Theron S. Hoffman

* For purposes of this report, the funds' most recently completed fiscal years are as follows: October 31, 2016 (Premium Dividend, Tax-Advantaged Dividend and Tax-Advantaged Global), December 31, 2016 (Financial Opportunites and Hedged Equity & Income), and July 31, 2017 (Preferred Income, Preferred Income II and Preferred Income III).

** The Audit Committee Report was issued on December 6, 2016, with respect to Premium Dividend, Tax-Advantaged Dividend and Tax-Advantaged Global; February 9, 2017, with respect to Financial Opportunities and Hedged Equity & Income, and September 26, 2017, with respect to Preferred Income, Preferred Income II and Preferred Income III.

Independent Registered Public Accounting Firm

The Trustees of each fund, including a majority of each fund's Independent Trustees, have selected PwC, 101 Seaport Boulevard, Suite 500, Boston, MA 02210, to act as independent registered public accounting firm.

Representatives of PwC are not expected to be present at the meeting, but have been given the opportunity to make a statement, if they desire to do so, and will be available should any matter arise requiring their participation.

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The following tables set forth the aggregate fees billed by PwC for the funds' two most recently completed fiscal years for professional services rendered for (i) the audit of the funds' annual financial statements and the review of financial statements included in the funds' reports to shareholders, (ii) assurance and related services that are reasonably related to the performance of the audit or review of the funds' financial statements, (iii) tax compliance, tax advice or tax planning and (iv) all other services provided by PwC other than (i), (ii) and (iii). None of the services described below were approved by the Audit Committee pursuant to the "de minimis exception" from the pre-approval requirement set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X under the Securities Act of 1933, as amended.

Fees Paid to PwC for the Fiscal Years Ended December 31, 2016 and 2015

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
	2016	2015	2016	2015	2016	2015	2016	2015
Financial Opportunities Fund	$35,721	$20,749	$1,000	$0	$6,397	$3,500	$112	$114
Hedged Equity & Income Fund	$43,611	$42,560	$525	$0	$3,647	$3,500	$112	$210

Fees Paid to PwC for the Fiscal Years Ended July 31, 2017 and 2016

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
	2017	2016	2017	2016	2017	2016	2017	2016
Preferred Income Fund	$42,869	$41,695	$0	$0	$3,747	$3,648	$832	$111
Preferred Income Fund II	$42,869	$41,695	$0	$0	$4,497	$3,648	$832	$111
Preferred Income Fund III	$42,869	$41,695	$0	$0	$3,747	$3,648	$832	$111

Fees Paid to PwC for the Fiscal Years Ended October 31, 2017 and 2016

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
	2017	2016	2017	2016	2017	2016	2017	2016
Premium Dividend Fund	$44,699	$43,526	$0	$0	$3,725	$3,647	$832	$109
Tax-Advantaged Dividend Income Fund	$37,841	$36,868	$0	$0	$3,725	$3,647	$832	$109
Tax-Advantaged Global Shareholder Yield Fund	$39,763	$38,789	$0	$0	$4,475	$3,647	$832	$109

Each fund's Audit Committee has adopted procedures that require the pre-approval of audit and nonaudit services provided by the fund's independent registered public accounting firm to the fund, the Advisor and any entity controlling, controlled by or under common control with the Advisor that provide services to each fund (the "Advisor Affiliates") and that relate directly to each fund's operations and financial reporting. In addition, these procedures identify certain types of audit and non-audit services that are anticipated to be provided by PwC during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, such services are deemed to be pre-approved by the Audit Committee. The scope and value criteria are reviewed annually. Unless a service is pre-approved under the procedures, it must be specifically pre-approved by the Audit Committee.

In recommending PwC as the funds' independent registered public accounting firm, the Audit Committee has considered the compensation paid to PwC for audit and non-audit services to the Advisor and the Advisor Affiliates, and has determined that such compensation is not incompatible with maintaining PwC's independence.

The following table sets forth the aggregate non-audit fees billed by PwC for services rendered to each fund for the two most recently completed fiscal years.

Fund	Fiscal Year Ended December 31, 2016	Fiscal Year Ended December 31, 2015
Financial Opportunities Fund	$6,509	$3,614
Hedged Equity & Income Fund	$3,759	$3,710

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Fund	Fiscal Year Ended July 31, 2017	Fiscal Year Ended July 31, 2016
Preferred Income Fund	$4,579	$3,759
Preferred Income Fund II	$5,329	$3,759
Preferred Income Fund III	$4,579	$3,759

Fund	Fiscal Year Ended October 31, 2017	Fiscal Year Ended October 31, 2016
Premium Dividend Fund	$4,557	$3,709
Tax-Advantaged Dividend Income Fund	$4,557	$3,709
Tax-Advantaged Global Shareholder Yield Fund	$5,307	$3,709

The following table sets forth the aggregate non-audit fees billed by PwC for services rendered to the Advisor and the Advisor Affiliates for the funds' last two fiscal years.

Fiscal Year Ended	Amount Billed to the Advisor and Advisor Affiliates
December 31, 2016	$4,621,599
December 31, 2015	$7,123,197
July 31, 2017	$8,144,934
July 31, 2016	$5,666,501
October 31, 2017	$8,879,666
October 31, 2016	$4,586,524

Required Vote for Proposal 1

Approval of Proposal 1 will require a plurality of all votes cast, assuming a quorum exists. A "plurality" means that the five Nominees presented for election receiving the greatest number of votes will be elected as Trustees, regardless of the number of votes cast.

The Board of Trustees, including all the Independent Trustees, recommends that shareholders vote "FOR" Proposal 1.

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MISCELLANEOUS

Voting Procedures

Directions to attend the Meeting where shareholders may vote in person can be found on our website at www.jhinvestments.com/proxy. Valid photo identification may be required to attend the Meeting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for each Nominee in the proposal. The proposal described in this proxy statement is considered a routine matter on which brokers holding shares in "street name" may vote on this proposal without instruction under the rules of the NYSE.

Revocation of Proxies. Proxies may be revoked at any time before the Meeting either (i) by a written revocation received by the Secretary of the funds, (ii) by a properly executed later-dated proxy received by the Secretary of the funds, or (iii) by an in-person vote at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of the fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a majority of the fund's shares cast at the Meeting, and any adjournment with respect to any proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions and Broker "Non-Votes." Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast for a proposal. Therefore, abstentions and broker non-votes have the same effect as a vote "against" a proposal.

Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials and their distribution will be borne by the funds.

Solicitation of Proxies. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, by e-mail or in person by the Trustees, officers and employees of the funds and/or by personnel of the Advisor, its affiliates, or by broker-dealer firms. Computershare Inc., which serves as transfer agent, will assist in the solicitation of proxies. Computershare Inc. will be reimbursed by the funds for its reasonable expenses.

Telephone Voting

In addition to soliciting proxies by mail, by fax, by e-mail or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the Advisor, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded.

A shareholder will be called on a recorded line at the telephone number in each fund's account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

Alternatively, a shareholder may call the funds' Voice Response Unit to vote by taking the following steps:

■

Read the Proxy Statement and have your proxy card(s) at hand.

■

Call the toll-free-number located on your proxy card(s).

■

Enter the "control number" found on the front of your proxy card(s).

■

Follow recorded instructions to cast your vote.

With both methods of telephone voting, to ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

Shareholders also will have the opportunity to submit their voting instructions via the Internet by utilizing a program provided through a third-party vendor. Voting via the Internet will not affect a shareholder's right to vote in person if the shareholder decides to attend the Meeting. A shareholder should not mail the proxy card(s) if he or she is voting via the Internet. To vote via the Internet, a shareholder will need the "control number" that appears on the proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to

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confirm that shareholders' instructions have been recorded properly. If a shareholder is voting via the Internet, he or she should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, the costs of which the shareholder must bear.

To vote via the Internet, a shareholder should:

■

Read the Proxy Statement and have your proxy card(s) at hand.

■

Go to the Web site on the proxy card(s).

■

Enter the "control number" found on the front of your proxy card(s).

■

Follow the instructions on the Web site.

To ensure that the shareholder's instructions have been recorded correctly, the shareholder will receive a confirmation of his or her voting instructions immediately after submitting them.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the applicable fund of their desire to receive multiple copies of the shareholder reports and other materials that a fund sends. If a shareholder would like to receive an additional copy, he or she should contact the applicable fund by writing to 601 Congress Street, Boston, Massachusetts 02210, Attn: Michael Heffernan, or by calling 866-859-8682. The fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the fund's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

Other Matters

The Board does not know of any matters to be presented at the Meeting other than the proposal described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

SHAREHOLDER PROPOSALS

Shareholder proposals, including Nominees for Trustee, intended to be presented at a fund's 2019 annual meeting, in accordance with Rule 14a-8 under the Exchange Act, must be received by that fund at its offices at 601 Congress Street, Boston, Massachusetts 02210, by no later than the close of business on August 22, 2018, for inclusion in that fund's proxy statement and form of proxy relating to that meeting (subject to certain exceptions). Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Secretary of the relevant fund at 601 Congress Street, Boston, Massachusetts 02210 by no later than the close of business on September 21, 2018, and no earlier than August 22, 2018. In order to be included in a fund's proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

BY ORDER OF THE BOARD OF TRUSTEES Dated: December 20, 2017 Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET.

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Adopted December 12, 2012
As Amended September 26, 2014
March 12, 2015
June 25, 2015
December 8, 2015
December 6, 2016

ATTACHMENT 1

JOHN HANCOCK FUNDS AUDIT COMMITTEE CHARTER

A. Overall Role and Responsibility

1. Overall Role. The Audit Committee (the "Committee") shall assist the Board of Trustees (collectively, the "Board") of each registered investment company in the John Hancock Funds complex (collectively, the "Trust") in its oversight role with respect to:
a. the integrity of the Trust's financial statements;
b. the financial reporting process;
c. the system of internal controls over financial reporting;
d. the Trust's independent registered public accounting firm's (the "Independent Auditor") qualifications and independence;
e. the performance of the Trusts' Independent Auditor;
f. the Trusts' compliance with legal and regulatory requirements applicable to accounting, internal accounting controls or auditing matters and related disclosures; and
g. valuation of securities.

2. Responsibility of the Committee. The function of the Committee is oversight. Officers of the Trust are responsible for financial reporting and maintaining appropriate systems for accounting and internal control over financial reporting. The Trust's Independent Auditor is responsible for planning and carrying out an audit in accordance with legal and regulatory requirements and the standards of the PCAOB or other similar accounting and auditing standards organization and for providing other audit and non-audit services for which it may be engaged by the Trust.

In fulfilling the Committee's responsibilities hereunder, it is recognized that it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Accordingly, the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Trust to its shareholders and others. The authority and responsibilities set forth in this Charter recognize that the Committee members are not acting as accountants or auditors, and this Charter does not reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that the Trust's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the Independent Auditor's report.

Reliance on Other Persons and Information. Each Committee member shall be entitled to rely on: (i) the integrity of those persons and organizations within and outside the Trust from which the Committee receives information; (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (iii) statements made by the officers and employees of the Trust, the Trust's investment adviser (the "Adviser"), or other third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditor to the Trust. In addition, the evaluation of the Trust's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the Independent Auditor, nor does the Committee's evaluation substitute for the responsibilities of the Trust's officers for preparing, or the Independent Auditor for auditing, the financial statements.

B. Membership

1. Number of Committee Members. The Committee shall consist of at least three Trustees of the Trust, none of whom is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust (an "Independent Trustee").
2. Appointment of Committee Members. The full Board shall designate the members of the Committee and the Committee Chair. Committee members shall serve at the pleasure of the Board.
3. Qualifications of Committee Members.

a. Except as otherwise permitted by the applicable rules of the NYSE Arca, each member of the Committee shall be "independent," as defined by such rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.
b. No Committee member may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Trust, other than fees paid in his or her capacity as a member or Chair of the Board, or of any committee of the Board.

1"John Hancock Funds" includes John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Collateral Trust, John Hancock Current Interest, John Hancock Exchange-Traded Fund Trust, John Hancock Financial Opportunities Fund, John Hancock Funds II, John Hancock Funds III, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Municipal Securities Trust, John Hancock Sovereign Bond Fund, John Hancock Strategic Series, John Hancock Variable Insurance Trust, John Hancock Emerging Markets Income Fund, John Hancock Floating Rate High Income Opportunities Fund, John Hancock Hedged Equity & Income Fund, John Hancock Income Securities Trust, John Hancock Investors Trust, John Hancock Preferred Income Fund, John Hancock Preferred Income Fund II, John Hancock Preferred Income Fund III, John Hancock Premium Dividend Fund, John Hancock Strategic Diversified Income Fund, John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund and for those Trust that are series companies, each investment portfolio thereof.

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c. To the extent required by the NYSE, each Committee member must be financially literate, as such qualification is interpreted by the Board in its      business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee.
d. At least one Committee member must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board may presume that a person who satisfies the definition of "audit committee financial expert" (discussed below) has such expertise.
e. Unless otherwise permitted by the Board, no member of the Committee may serve on the audit committee of more than two other public companies (other than another John Hancock fund).

4. Audit Committee Financial Expert. The Board shall determine annually whether any member of the Committee is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. The designation of a person as an "audit committee financial expert," within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a Committee member, nor shall it decrease the duties and obligations of other Committee members or the Board.

C. Operations

1. Meetings and Actions by Written Consent. The Committee shall meet as often as it deems appropriate. Meetings may be called and notice given by the Committee Chair or a majority of the Committee members. Committee members may attend meetings in person or by telephone. The Committee may act by written consent to the extent permitted by law and the Trust's governing documents. The Committee shall maintain minutes or other records of its meetings and activities and report to the Board on any action it takes not later than the next following Board meeting.

2. Delegation to Subcommittees. The Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit and permitted non-audit services, to a subcommittee of one or more members.

3. Appointment of Chair. As noted above, one member of the Committee shall be appointed as Chair by the Board. The Chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before the meetings, presiding over the meetings, and making reports to the Board, as appropriate.

4. Executive Sessions. The Committee may meet privately and may admit non-members by invitation. The Committee shall meet with Officers of the Trust and the Independent Auditor in separate executive sessions as the Committee deems appropriate, and may meet with internal legal counsel and compliance personnel of the Adviser and with representatives of the Trust's service providers, to discuss matters that relate to the areas for which the Committee has responsibility.

5. Required Vote and Quorum. The affirmative vote of a majority of the members of the Committee participating in any meeting of the Committee is necessary for the adoption of any resolution. No resolution may be adopted unless at least 50% of the Committee members are present at the meeting in person or by telephone.

6. Appropriate Resources and Authority. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the Trust's expense, as it determines necessary or appropriate to carry out its duties. The Committee shall have direct access to such officers of, and service providers to, the Trust, including subadvisers to the Trusts, as it deems desirable.

7. Review of Charter. The Committee shall review and assess the adequacy of this Charter at least annually and, where necessary, will recommend changes to the Board for its approval. The Board may amend this Charter at any time in response to recommendations from the Committee or on its own motion.

8. Performance Evaluation. The Committee shall undertake and review with the Board an annual performance evaluation of the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the Committee Chair or by any other member of the Committee or by counsel to the Independent Trustees if designated by the Committee to make this report.

D. Duties and Powers of the Committee

To carry out its purposes, the Committee shall:

1. Selection of Independent Auditor

a. Approve and recommend to the Board for its ratification and approval the selection, retention or termination of the Independent Auditor (or any other public accounting firm engaged for the purpose of performing other audit, review or attest services for a Trust).
b. Periodically review and evaluate the lead partner and other senior members of the Independent Auditor's team and confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.
c. Review and evaluate matters potentially affecting the capabilities of the Independent Auditor, and in that connection obtain an understanding of the Independent Auditor's quality control and independence procedures and results of review by third parties.
d. Approve the engagement of the Independent Auditor to provide an annual audit of and report on the Trust's financial statements.
e. Preapprove all other audit services provided by the Independent Auditor to the Trust.
f. Preapprove all non-audit services provided by the Independent Auditor to the Trust, the Adviser or any entity controlling, controlled by or under common control with the Adviser (an "Adviser Affiliate") that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.
g. Develop, to the extent it deems appropriate, policies and procedures for preapproval of the Independent Auditor to provide non-audit services. h. Consider

21

the controls applied by the Independent Auditor and any measures taken by Officers of the Trust in an effort to assure that all items requiring preapproval by the Committee are timely identified and referred to the Committee.
i. Review the performance of the Independent Auditor.
j. Review and preapprove the fees proposed to be charged to the Trust by the Independent Auditor for audit and non-audit services as set forth in the Schedule of General Pre-Approved Audit, Audit-Related, Tax and Other Non-Audit Services.
k. Obtain and review, at least annually, a report by the Independent Auditor describing: the firm's independence, the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the Independent Auditor and the Trust, including the disclosures required by any applicable Independence Standards Board Standard or the PCAOB, or any similar accounting or auditing standards organization. The Committee shall engage in an active dialogue with the Independent Auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.
l. Set clear hiring policies for the Trust and the Adviser for employees or former employees of the Independent Auditor.
m. Periodically consider whether there should be a regular rotation of the independent audit firm.

2. Evaluation of Independence

a. Review and evaluate matters potentially affecting the independence of the Independent Auditor, and in that connection:

i. Receive from the Independent Auditor a formal written statement delineating the relationships between the Independent Auditor and the Trust and its affiliates.

aa. Consider whether the type and/or annual total monetary amount of non-audit services provided by the Trust's Independent Auditor to the Adviser or any Adviser Affiliate that provides ongoing services to the Trust, are inconsistent with maintaining the independence of the Independent Auditor.

b. Recommend that the full Board take such action as the Committee deems appropriate regarding matters relating to the independence and performance of the Independent Auditor including, if appropriate, replacement of the Independent Auditor.

3. Oversight of Audit Process

a. Review the arrangements for and scope of the annual audit, interim reviews and any special audits.

b. Review with Officers of the Trust and/or the Independent Auditor:

i. Significant current financial reporting issues and practices.

ii. Significant matters arising in the preparation of and the quality, accuracy or fairness of the annual and interim financial statements and reports, and assess whether the financial statements and reports reflect appropriate accounting policies.

- Judgments about the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Trust and, particularly, about the preferability and objectivity of its accounting principles and underlying estimates.

c. Inquire of Officers of the Trust and the Independent Auditor regarding:

i. Significant risks to or exposure of the Trust relating to deficiencies in internal controls over financial reporting and the steps that Officers of the Trust have taken to minimize such risks or exposure.

ii. Significant tax positions elected by the Trust and their effect on amounts distributed and reported to shareholders for federal personal income tax purposes.

iii. Pricing and valuation matters generally, and specifically with respect to:

aa. Procedures used to assess the securities valuations provided by external pricing sources, particularly where such valuations are not based on prices last quoted in organized markets.

bb. Procedures established by the Board to value securities at "fair value" as determined in good faith, the Independent Auditor conclusions as to the reasonableness of the procedures, Officers of the Trust's adherence to established "fair value" procedures.

iv. Audit adjustments recorded in the annual financial statements and adjustments not recorded because their effects were considered immaterial, both individually and in the aggregate, to the financial statements taken as a whole, with a view to gaining an understanding of Trust Officers' and the Independent Auditor's concept of materiality.

v. Accounting for unusual transactions.

vi. Any Securities and Exchange Commission ("SEC") staff comments on the Trust's SEC reports, including, in particular, any accounting or disclosure compliance comments.

d. Receive from the Independent Auditor one or more reports on the matters specified in Rule 2-07 of Regulation S-X, "Communications with Audit Committees," and in applicable PCAOB requirements including:

i. All critical accounting policies and practices to be used.

22

ii. All alternative treatments within generally accepted accounting principles for policies and practices related to material items, including ramifications of the use of alternative disclosures and treatments and the reasonableness of quality of accounting principles adopted.

iii. Other material written communications between the Independent Auditor and Officers of the Trust, such as any management letter or schedule of unadjusted differences.

iv. All non-audit services provided to the Adviser or an Adviser Affiliate that were not preapproved by the Committee.

e. Review and discuss with Officers of the Trust and the Independent Auditor the results of annual audits and related comments, with particular focus on the following items:

i. The Independent Auditor's audit of the Trust's annual financial statements, including footnotes and its report thereon, and any significant audit findings, including any adjustments to the financial statements recommended by the Independent Auditor.

ii. The Independent Auditor's judgement regarding the reasonableness and quality of significant estimates made by Officers of the Trust.

iii. The Independent Auditor's views as to the adequacy of disclosures in the Trust's financial statements in relation to generally accepted accounting principles.

iv. Any serious difficulties or disputes with Officers of the Trust encountered during the course of the audit.

v. Any significant changes to the audit plan.

vi. The form of report on financial statements that the Independent Auditor proposes to render to the Board and shareholders.

vii. Other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards as required by any audit oversight agency (e.g., the PCAOB).

4. Review of Matters Related to the Valuation of Portfolio Securities

Review matters related to valuation of portfolio securities, including valuation policies, and oversee valuation process including fair value determinations, use of pricing vendors and pricing committee procedures and membership. The Committee shall report and make recommendations to the Board regarding approval of valuation policies, pricing committee actions, fair value determinations, and related matters.

5. Oversight of Internal Controls

a. Consider and review with Officers of the Trust and the Independent Auditor:

i. The adequacy of the internal controls, including computerized information system controls and controls over the daily net asset valuation process (including valuation of securities), and the Independent Auditor's letter as to the adequacy of such controls as required by Form N-SAR.

ii. The adequacy of internal controls at servicing agents employed on behalf of the Trust, including significant comments contained in service auditors' reports on those controls.

iii. Recommendations of the Independent Auditor on internal controls maintained both by the Trust and its service providers, together with responses of Officers of the Trust, including the status of previous audit recommendations.

iv. Any reports prepared by Officers of the Trust dealing with internal controls.

b. Review the Trust's principal executive officer and principal financial officer required certifications on Form N-CSR and Form N-Q, any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving Officers of the Trust or other employees who have a significant role in the Trust's internal control over financial reporting.

c. Inquire, to the extent the Committee deems appropriate, with respect to the integrity of the Trust's financial statements, as to the adequacy of internal controls of third-party service providers such as custodians, transfer agents and accounting and other recordkeeping service agents.

d. Meet periodically with representatives of internal audit personnel of the Adviser or the Adviser's Affiliates and discuss the results of any audit of the services provided to the Trust by the Adviser and the Adviser Affiliates. The Committee shall:

i. Review the scope of the internal audit work as it relates to services provided to the Trust by the Adviser and the Adviser Affiliates.

ii. Review the results of internal audits performed that relate to operations and financial reporting of the Trust.

6. Review of Financial Statements

a. Review with counsel legal and regulatory matters that may have a material impact on the Trust's financial statements, related compliance policies and programs and reports received from regulators.

b. Review at least annually the Trust's Disclosure Controls and Procedures relating to the Trust's financial statements.

c. The financial statements of each open-end fund overseen by the Committee shall be made available to the Chairman of the Audit Committee for his or her review prior to issuance and for discussion with Officers of the Trust and the Independent Auditor, as the Chairman considers appropriate, and the results of such review and discussion shall be reported by the Chairman to the Committee.

23

7. Oversight of Closed-End John Hancock Funds

In addition to the matters noted above, with respect to any closed-end John Hancock Fund (a "Closed-End Fund"), the Committee shall:

a. Meet periodically, including separately, with the Independent Auditor and with Management to, as appropriate, review, to the extent required by applicable law or regulation, the form and substance of a Closed-End Fund's financial statements and reports, including such fund's disclosures under "Management's Discussion of Fund Performance" and to discuss any matters of importance relating to the Closed-End Funds' financial statements, including any unusual adjustments to such statements recorded by Officers of the Trust or any adjustments recommended by the Independent Auditors, or other results of an audit. Consider whether it will recommend to the Board that the financial statements be included in a Closed-End Fund's annual or semi-annual report and if so recommended, release the financial statements for publication in the annual or semi-annual report pursuant to the Committee's delegated authority from the Board, subject to the Board's right to review and ratify such financial statements following publication. The financial statements so released shall be made available to the Board no later than its next meeting following their release.

b. Discuss guidelines and policies to govern the process by which financial risk assessment and financial risk management is undertaken including the Trust's's major risk exposure and other steps management has taken to monitor and control such exposure. The Committee is not the primary body responsible for oversight of risk assessment and risk management, which is primarily the role of the Contract, Legal and Risk Committee.

c. Prepare an annual Committee report for inclusion where necessary in a Closed-End Fund's proxy statement relating to its annual meeting of security holders, or in any other filing required by the SEC's rules.

d. Discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies (if any), and the type of presentations to be made.

e. Each Committee member will have the qualifications set forth in B.3. above.

f. Discuss with Officers of the Trust any notice to an exchange of a violation of the exchanges' corporate governance listing standards.

8. Review of Other Matters

a. Review with the full Board any issues that arise with respect to the quality or integrity of the Trust's financial statements and the performance and independence of the independent auditors.

b. In coordination with the Trust's Compliance Committee, review and report to the Board on the Trust's compliance with legal and reporting requirements. The Compliance Committee has primary responsibility for these requirements except for those that relate directly to accounting, internal accounting controls, auditing matters and financial reporting. To the extent these responsibilities are delegated to another committee of the Board, the Committee will coordinate the review and reporting with this committee.

c. In coordination with the Trust's Contracts, Legal and Risk Committee, review and report to the Board on the Trust's significant risks and exposure of the Trust to deficiencies in internal controls over financial reporting. The Contract, Legal and Risk Committee has primary responsibility for these requirements except for those that relate directly to accounting, internal accounting controls, auditing matters and financial reporting. To the extent these responsibilities are delegated to another committee of the Board, the Committee will coordinate the review and reporting with this committee.

d. Review and report to the Board the Committee's recommendation regarding approval of matters related to the declaration of dividends and distributions for each Trust that is an open end investment company.

e. Perform other tasks assigned to it from time to time by the Board and report findings and recommendations to the Board, as appropriate.

f. Regularly report to the Board of Trustees regarding the activities of the Committee.

E. Complaints

The Committee shall follow the procedures below for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, and auditing matters relating to the Trust ("Complaints").

The Committee will request the Adviser to establish procedures that are acceptable to the Chief Compliance Officer of the Trust (the "CCO") for the anonymous submission of Complaints by employees of the Adviser and its affiliates. Complaints by other parties may be submitted to the Committee Chair or to the CCO, who will then forward the Complaint to the Committee Chair. The CCO will provide a report to the Committee each quarter regarding Complaints received during the prior quarter.

The Committee Chair may convene a special meeting of the Committee (which may be telephonic) to review a Complaint or may defer review until the next regularly scheduled quarterly Committee meeting. The Committee will evaluate the Complaint, determine the appropriate action to be taken in response to the Complaint, and review any action taken by the Adviser and its affiliates to address the Complaint. In evaluating the Complaint, the Committee may conduct an investigation or request another party, including outside legal counsel or other persons not affiliated with the Adviser, to conduct an investigation of the Complaint.

The Committee shall report to the full Board its responses to all Complaints and any actions taken to address the Complaints.

Except as necessary to carry out its duties under this section, the Committee will seek to keep all Complaints and the identity of the party submitting the Complaint confidential to the extent reasonably possible.

24

ATTACHMENT 2

JOHN HANCOCK FUNDS1
NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Overall Role and Responsibility

The Nominating and Governance Committee (the "Committee") of each of the Trusts shall (1) make determinations and recommendations to the Board of Trustees (the "Board") regarding issues related to (a) the composition of the Board and (b) corporate governance matters applicable to the Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any of the Trusts, or of any Fund's investment adviser, subadviser or principal underwriter and who are "independent" as defined in the rules of the New York Stock Exchange ("NYSE") (the "Independent Trustees") and (2) discharge such additional duties, responsibilities and functions as are delegated to it from time to time.

Membership

The Nominating and Governance Committee (the "Committee") shall be composed of all of the Independent Trustees of the Board. One member of the Committee shall be appointed by the Board as Chair of the Committee. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings of the Committee and making reports to the full Board, as appropriate.

Structure, Operations and Governance

Meetings and Actions by Written Consent. The Committee shall meet as often as required or as the Committee deems appropriate, with or without management present. Meetings may be called and notice given by the Committee chair or a majority of the members of the Committee. Members may attend meetings in person or by telephone. The Committee may act by written consent to the extent permitted by law and the Funds' governing documents. The Committee shall report to the Board on any significant action it takes not later than the next following Board meeting.

Required Vote and Quorum. The affirmative vote of a majority of the members of the Committee participating in any meeting of the Committee at which a quorum is present is necessary for the adoption of any resolution. At least a majority of the Committee members present at the meeting in person or by telephone shall constitute a quorum for the transaction of business.

Delegation to Subcommittees. The Committee may delegate any portion of its authority to a subcommittee of one or more members.

Appropriate Resources and Authority. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the Funds' expense, as it determines necessary or appropriate to carry out its duties and responsibilities. In addition, the Committee shall have direct access to such officers of and service providers to the Funds as it deems desirable.

Review of Charter. The Committee Charter shall be approved by at least a majority of the Independent Trustees of the Trust. The Committee shall review and assess the adequacy of this Charter periodically and, where necessary or as it deems desirable, will recommend changes to the Board for its approval. The Board may amend this Charter at any time in response to recommendations from the Committee or on its own motion.

Executive Sessions. The Committee may meet privately and may invite non-members to attend such meetings. The Committee may meet with representatives of the Investment Management Services department of the Funds' advisers, internal legal counsel of the Funds' advisers, members of the John Hancock Funds Risk & Investment Operations Committee (the "RIO Committee") and with representatives of the Funds' service providers, including the subadvisers, to discuss matters that relate to the areas for which the Committee has responsibility.

Specific Duties and Responsibilities

The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall determine:

1. Except where a Trust is legally required to nominate individuals recommended by another, to identify individuals qualified to serve as Independent Trustees of the Trusts, and to consider and recommend to the full Board nominations of individuals to serve as Trustees.

2. To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Committee shall use the criteria and principles set forth in Annex A to guide its Trustee selection process.

3. To consider and recommend changes to the Board regarding the size, structure, and composition of the Board.

4. To evaluate, from time to time, and determine changes to the retirement policies for the Independent Trustees, as appropriate.

5. To periodically review the Board's committee structure and, in collaboration with the Chairs of the various Committees, the charters of the Board's committees, and recommend to the Board of Trustees changes to the committee structure and charters as it deems appropriate.

6. To retain and terminate any firm(s) to be used to identify or evaluate or assist in identifying or evaluating potential Independent Board nominees, subject to the Board's sole authority to approve the firm's fees and other retention terms.

7. To consider and determine the amount of compensation to be paid by the Trusts to the Independent Trustees, including the compensation of the Chair of the Board or any Vice-Chair of the Board and of Committee Chairs, and to address compensation-related matters. The Chair of the Board has been granted the authority to approve special compensation to Independent Trustees in recognition of any significant amount of additional time and service to the Trusts provided by them, subject to ratification of any such special compensation by the Committee at the next regular meeting of the Committee.

25

8. To coordinate and administer an annual self-evaluation of the Board, which will include, at a minimum, a review of its effectiveness in overseeing the number of Funds in the Fund complex and the effectiveness of its committee structure.

9. To review the Board Governance Procedures and recommend to the Board of Trustees changes to the Procedures as the Committee deems appropriate.

10. To report its activities to the full Board and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

1"John Hancock Funds" includes each trust and series thereof listed in Appendix A, as may be amended from time to time (each individually, a "Trust," and collectively, the "Trusts," and each series thereof, a "Portfolio" or "Fund," and collectively, the "Portfolios" or "Funds").

Additional Responsibilities

The Committee will also perform other tasks assigned to it from time to time by the Chair of the Board or by the Board, and will report findings and recommendations to the Board, as appropriate.

Adopted: February 6, 2017

26

ANNEX A

The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to) the criteria set forth below. The Committee may determine that a candidate who does not satisfy these criteria in one or more respects should nevertheless be considered as a nominee if the Committee finds that the criteria satisfied by the candidate and the candidate's other qualifications demonstrate the appropriate level of fitness to serve.

General Criteria

1. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards, and such other personal characteristics as a capacity for leadership and the ability to work well with others.
2. Nominees should have business, professional, academic, financial, accounting or other experience and qualifications which demonstrate that they will make a valuable contribution as Trustees.
3. Nominees should have a commitment to understand the Funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.
4. Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the Funds, including shareholders and the investment adviser, and to act in the interests of all shareholders.
5. Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a trustee.
6. Nominees should have experience on corporate or other institutional bodies having oversight responsibilities.

It is the intent of the Committee that at least one Independent Trustee be an "audit committee financial expert" as that term is defined in Item 3 of Form N-CSR.

Application of Criteria to Current Trustees

The re-nomination of current Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above based on, among other things, the current Trustee's contribution to the Board and any committee on which he or she serves.

Review of Nominations

1. The Committee believes that it is in the best interests of each Trust and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2. In nominating candidates who would be Independent Trustees, the Committee believes that no particular qualities or skills nor any specific minimum qualifications or disqualifications are controlling or paramount. The Committee shall take into consideration any such factors as it deems appropriate; however, the appropriate mix of skills, expertise and attributes needed to maintain an effective board are sought in the applicant pool as part of every search the Board undertakes for new trustees, including but not limited to the diversity of thought, as well as of gender, race, ethnic background and geographic origin. These factors may also include (but are not limited to) the person's character, integrity, judgment, skill and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; the interplay of the candidate's experience with the experience of other Board members; and the extent to which the candidate would be a desirable addition to the Board and any Committees thereof. Other factors that the Committee may take into consideration include a person's availability and commitment to attend meetings and perform his or her responsibilities; whether or not the person has or had any relationships that might impair or appear to impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser and/or any subadviser of the Funds, as applicable, Fund service providers, or their affiliates or with Fund shareholders. The Committee will strive to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to thought, gender, race, ethnic background and geographic origin.

3. While the Committee is solely responsible for the selection and recommendation to the Board of Independent Trustee candidates, the Committee may consider nominees recommended by any source, including shareholders, management, legal counsel and Board members, as it deems appropriate. The Committee may retain a professional search firm or a consultant to assist the Committee in a search for a qualified candidate. Any recommendations from shareholders shall be directed to the Secretary of the relevant Trust at such address as is set forth in the Trust's disclosure documents. Recommendations from management may be submitted to the Committee Chair. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the relevant Trust's By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders.

4. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Committee. In evaluating a nominee recommended by a shareholder, the Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of its designated nominees, the candidate's name will be placed on the Trust's proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Trust's proxy statement.

5. As long as a current Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of a current Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board, or the Committee determines

27

that the selection of a new or additional Trustee is in the best interests of the relevant Trust. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means as discussed in this Annex A.

6. With respect to candidates for Independent Trustee, a biography of each candidate shall be acquired and shall be reviewed by counsel to the Independent Trustees and counsel to the Trust to determine the candidate's eligibility to serve as an Independent Trustee.

7. The Committee may from time to time establish specific requirements and/or additional factors to be considered for Independent Trustee candidates as it deems necessary or appropriate.

8. After its consideration of relevant factors, the Committee shall present its recommendation(s) to the full Board for its consideration.

28

APPENDIX A

List of John Hancock Fund Trusts

John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Collateral Trust
John Hancock Current Interest
John Hancock Exchange-Traded Fund Trust
John Hancock Funds II
John Hancock Funds III
John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Investment Trust III
John Hancock Municipal Securities Trust
John Hancock Sovereign Bond Fund
John Hancock Strategic Series
John Hancock Variable Insurance Trust
John Hancock Financial Opportunities Fund
John Hancock Floating Rate High Income Fund
John Hancock Emerging Markets Income Fund
John Hancock Hedged Equity & Income Fund
John Hancock Income Securities Trust
John Hancock Investors Trust
John Hancock Preferred Income Fund
John Hancock Preferred Income Fund II
John Hancock Preferred Income Fund III
John Hancock Premium Dividend Fund
John Hancock Strategic Diversified Income Fund
John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Tax-Advantaged Global Shareholder Yield Fund

29

601 Congress Street ▪ Boston, MA 02210-2805 ▪ 800-852-0218 ▪ jhinvestments.com	PFDPX 12/17

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Please detach at perforation before mailing.

PROXY

[FUND NAME]
Annual Meeting of Shareholders
February 2, 2018

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned, revoking previous proxies, hereby appoint(s) Andrew G. Arnott, Ariel Ayanna, Sarah M. Coutu, Gregory D'Angelo, John J. Danello, Thomas Dee, Kinga Kapuscinski, Nicholas Kolokithas, Suzanne Lambert, Edward Mcdonald, Mara C.S. Moldwin, Harsha Pulluru, Charles A. Rizzo, Salvatore Schiavone, Betsy Anne Seel, Christopher Sechler, Steven Sunnerberg, and Leo Zerilli, or any one or more of them, proxies and attorneys of the undersigned, each with full power of substitution, to vote all common shares of John Hancock Financial Opportunities Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held on February 2, 2018, at the offices of the Fund, 601 Congress Street, Boston, Massachusetts 02210, at 2:00 p.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. Receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

When this proxy is properly executed, the shares to which this proxy relates will be voted as specified. If no specification is made, this proxy will be voted for the nominees named in the proxy statement. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
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PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE

29318_092617_C

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on February 2, 2018.
The Proxy Statement and Proxy Card for this meeting are available free of charge at:
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IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

01. Andrew G. Arnott
02. Charles L. Bardelis
03. Peter S. Burgess
04. Theron S. Hoffman
05. Warren A. Thomson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

6089999001099999999999

xxxxxxxxxxxxxx C_29318 M xxxxxxxx +

[FUND NAME]

Annual Meeting of Shareholders

Please make your marks like this: ☒ Use dark black pencil or pen only

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

PROPOSAL	YOUR VOTE		TRUSTEES RECOMMEND
1. To elect one (1) Trustee (Andrew G. Arnott) to serve for a 1-year term ending at the 2019 Annual Meeting of Shareholders and to elect four (4) Trustees (Charles L. Bardelis, Peter S. Burgess, Theron S. Hoffman and Warren A. Thomson to serve for a three-year term ending at the 2021 Annual Meeting of Shareholders.			↓
	FOR	WITHHOLD	
To vote for all trustees mark here:	☐		
To withold for all trustees mark here:		☐	
1.01 Andrew G. Arnott	☐	☐	FOR
1.02 Charles L. Bardelis	☐	☐	FOR
1.03 Peter S. Burgess	☐	☐	FOR
1.04 Theron S. Hoffman	☐	☐	FOR
1.05 Warren A Thomson	☐	☐	FOR

NOTE: To transact such other business as may properly come before the meeting or any adjournment of the meeting.

To attend the meeting and vote your shares in person please mark this box: ☐

Authorized Signatures - Must be completed for your instructions to be executed.

Please Sign Here ________________ Please Date Here ________________

Please Sign Here ________________ Please Date Here ________________

Please separate carefully at the perforation and return just the portion to the left in the envelope provided.

[FUND NAME]

Annual Meeting of Shareholders

For Holders as of November 14, 2017

TIME: Friday, February 2, 2018 02:00 PM, Eastern Time
PLACE: Office of the Fund, 601 Congress Street, Boston, Massachusetts 02210

All votes must be received by 05:00 PM, Eastern Time February 1, 2018.

To vote, use one of the following methods:

INTERNET **Go To:**

1. Go to the URL shown above.
2. Have your Voting Instruction Form ready and follow the instructions posted on the website.

TELEPHONE **Call 1-866-586-3109.**

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2. Have your Voting Instruction Form ready and follow the simple recorded instructions.

MAIL

1. Mark, sign, and date your Voting Instruction Form.
2. Detach and return Voting Instruction Form in the postage-paid envelope provided.

CONTROL NUMBER

Copyright © 2015 Mediant Communications Inc. All Rights Reserved

[FUND NAME]
ANNUAL MEETING FOR HOLDERS AS OF 11/14/17
TO BE HELD ON 2/2/18

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cut-off date.

Vote by Internet:	www.proxyvote.com
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E34407-P99039

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com:
Notice and Proxy Statement

The Board of Trustees recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01) Andrew G. Arnott
02) Charles L. Bardelis
03) Peter S. Burgess
04) Theron S. Hoffman
05) Warren A. Thomson

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON ☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

[FUND NAME]

IMPORTANT PROXY INFORMATION

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PLEASE USE THE 14 DIGIT **CONTROL NUMBER** & 8 DIGIT **SECURITY CODE** LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. ***When you are ready to vote, you can use the same Control Number & Security Code to record your vote.***

Shareholder Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

As a shareholder, it is important for you to vote!
On the back of this notice, you will find a summary of the proposals that require a shareholder vote at the Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The President's Letter, Notice of Annual Meeting of Shareholders and Proxy Statement are available at:

https://www.proxy-direct.com/jhi-29318

If you want to receive a paper copy of the documents or an email with a link to the documents, you must request them otherwise you will not receive a paper copy or an email with a link to the documents. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within 3-business days of receipt of the request. Please make your request as soon as possible, but no later than January 26, 2018, to facilitate timely delivery. The Annual Meeting of Shareholders of John Hancock Financial Opportunities Fund will be held on February 2, 2018, at 2:00 p.m., Eastern Time, at 601 Congress Street, Boston, Massachusetts 02210. To obtain directions to be able to attend the meeting and vote in person, call 1-866-859-8682.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW. YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/jhi-29318

On this site you can view the The President's Letter, Notice of Annual Meeting of Shareholders and Proxy Statement online, request paper copies, request an email with a link to the materials and/or set future delivery preferences. Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Statement and/or Form of Proxy with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. or Canada at **NO CHARGE** to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the shareholder meeting and/or to set future delivery preferences.

- Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this notice in your email request for materials.
- If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN JANUARY 26, 2018, TO FACILITATE TIMELY DELIVERY.

The following matters will be considered at the Meeting:

2. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The Board of Trustees recommends that shareholders vote FOR each nominee to the Board of Trustees identified in the Proxy Statement.

If you wish to attend and vote at the Meeting, please bring this notice and proper identification with you to the Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on our website, http://www.jhfunds.com/proxy.

Please refer to the Proxy Materials for further details on the proposals.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy card and Proxy statement?

Your funds have elected to utilize a distribution model authorized by the Securities and Exchange Commission in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Shareholder Meeting and all future meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access Proxy materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

JHI_29318_NA_092617_C-J

Important Notice Regarding the Availability of Proxy Materials for [FUND NAME]

Shareholder Meeting to be held on February 2, 2018
For Holders as of November 14, 2017

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials go to: www.proxypush.com/

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

CONTROL NUMBER

For a convenient way to view proxy materials and VOTE go to www.proxypush.com/

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders: Letter to Shareholders, Notice of Annual Meeting of Shareholders, and Proxy Statement are available at: www.proxypush.com/

If you want to receive a paper or e-mail copy of the proxy materials, you must request one, otherwise you will not receive paper or email copy of these documents. There is no charge to you for requesting a copy. In order to receive a paper package in time for the annual meeting, you must make this request on or before January 23, 2018.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/	**(866) 648-8133**	**paper@investorelections.com**

When requesting via the internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

[FUND NAME]
Meeting Information

Meeting Type: Annual Meeting of Shareholders
For Holders as of: November 14, 2017
Date: Friday, February 2, 2018
Time: 02:00 PM, Eastern Time
Place: Office of the Fund, 601 Congress Street, Boston, Massachusetts 02210
Directions to Meeting: http://www.jhinvestments.com/proxy

SEE REVERSE FOR FULL AGENDA

Copyright © 2015 Mediant Communications Inc. All Rights Reserved

*** Exercise Your *Right* to Vote ***

[FUND NAME]

Meeting Information

Meeting Type: Annual Meeting
For holders as of: November 14, 2017
Date: February 2, 2018 **Time:** 2:00 p.m., Eastern Time
Location: 601 Congress Street
Boston, Massachusetts 02210

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E34296-P99039

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 22, 2018 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

E34297-P99039

Voting Items

The Board of Trustees recommends you vote FOR the following:

01) Andrew G. Arnott
02) Charles L. Bardelis
03) Peter S. Burgess
04) Theron S. Hoffman
05) Warren A. Thomson

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E34298-P99039

John Hancock INVESTMENTS

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Proxy Voting

Proxy Voting for John Hancock Shareholders:

The following funds are currently conducting a proxy vote:

John Hancock Fundamental Large Cap Core
The proxy vendor will be Broadridge; click here for their website

Shareholders of record as of the close of business on November 14, 2017 are cordially invited to attend the annual meeting of shareholders on Friday, February 2, 2018, at 2:00 P.M., Eastern Time, to be held at 601 Congress Street, Boston, Massachusetts 02210.Click here for directions.

Portfolio Manager Proxy Voting Records

Choose a fund to view the proxy voting activity for each company held in the fund's portfolio.

Proxy Voting Policies and Procedures

John Hancock Investments Proxy Voting Policies and Procedures

Related Resources

Download letter to shareholders, notice of meeting and proxy statement

- John Hancock Alpha Opportunities Fund
- John Hancock Fundamental Large Cap Core Fund
- John Hancock Active Bond Fund
- John Hancock Financial Opportunities Fund
- John Hancock Hedged Equity & Income Fund
- John Hancock Income Securities Trust
- John Hancock Investors Trust
- John Hancock Preferred Income Fund
- John Hancock Preferred Income Fund II
- John Hancock Preferred Income Fund III
- John Hancock Premium Dividend Fund
- John Hancock Tax-Advantaged Dividend Income Fund
- John Hancock Tax-Advantaged Global Shareholder Yield Fund

Vote your proxy

Closed-End Funds
Please refer to your proxy card(s) for internet voting website address. Please call 855-742-8269 if you have any questions.

Get fund information

REQUEST MATERIALS You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote. If you would like to make an election to receive electronic delivery or paper copies for all future campaigns, please go back to the All Options Page and click on Set Future Preferences after you have completed this screen. Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting. Delivery Option: Electronic Delivery Regular Mail If you would like to make elections for additional control numbers, please click the following button: Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

Enter your 14 digit control number from the shaded box on your notice or card: Enter your 8 digit security code from the unshaded box on your notice or card: Sample Proxy/Voting Instruction Card Sample Notice WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted. Your browser must support JavaScript 1.1 or higher in order to continue. Click on the Help link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options. Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited. Home · Contact Us · Security · Privacy Policy · Help © 2017 - Computershare. All Rights Reserved.

The proxy materials are available via VIEW MATERIALS on this page and on the bottom of each page of this site. You can request paper copies or electronic delivery by clicking on the REQUEST MATERIALS option. Permanent elections for future proxies can be made by clicking on SET FUTURE PREFERENCES. Requesting paper materials for current or future proxies will be at no additional cost to you. If you are ready to vote, please click CONTINUE TO VOTING. ACCESS OR REQUEST MATERIALS VOTE YOUR PROXY View Materials: Click Here Request Materials: Click Here Set Future Preferences: Click Here To Request Materials via our Touch Tone Order Request line call 1-877-816-5331 To Vote via our Touch Tone line, have your proxy ballot in front of you and call 877-816-5331 Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

REQUEST MATERIALS You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote. If you would like to make an election to receive electronic delivery or paper copies for all future campaigns, please go back to the All Options Page and click on Set Future Preferences after you have completed this screen. Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting. Delivery Option: Electronic Delivery Regular Mail If you would like to make elections for additional control numbers, please click the following button: Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

REQUEST MATERIALS You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote. If you would like to make an election to receive electronic delivery or paper copies for all future campaigns, please go back to the All Options Page and click on Set Future Preferences after you have completed this screen. Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting. Delivery Option: Electronic Delivery Regular Mail Email Address: Confirm Email: Note: You must click the Save Button to submit your Request for Materials. If you would like to make elections for additional control numbers, please click the following button: Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

REQUEST MATERIALS You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote. If you would like to make an election to receive electronic delivery or paper copies for all future campaigns, please go back to the All Options Page and click on Set Future Preferences after you have completed this screen. Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting. Delivery Option: Electronic Delivery Regular Mail Email Address: * Required Confirm Email: * Required Note: You must click the Save Button to submit your Request for Materials. If you would like to make elections for additional control numbers, please click the following button: Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

REQUEST MATERIALS You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote. If you would like to make an election to receive electronic delivery or paper copies for all future campaigns, please go back to the All Options Page and click on Set Future Preferences after you have completed this screen. Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting. Delivery Option: Electronic Delivery Regular Mail Note: You must click the Save Button to submit your Request for Materials. If you would like to make elections for additional control numbers, please click the following button: Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

REQUEST MATERIALS You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote. If you would like to make an election to receive electronic delivery or paper copies for all future campaigns, please go back to the All Options Page and click on Set Future Preferences after you have completed this screen. Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting. Delivery Option: Electronic Delivery Regular Mail Your request to receive materials has been submitted. Your proxy materials for orders received prior to the meeting will be mailed within 3 business days. If you would like to make elections for additional control numbers, please click the following button: Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

SET FUTURE PREFERENCES If you would like to make a permanent election to receive future Proxy Materials by electronic delivery or regular mail, please make your selection below. Please note your permanent election will be applied to all your funds held through the selected account even though the funds may not be part of the current proxy. If you would like to receive electronic delivery or paper materials, you must also make that election by clicking on the Request Materials link on the All Options Page. Delivery Option: Electronic Delivery Regular Mail If you would like to make elections for additional control numbers, please click the following button: Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

SET FUTURE PREFERENCES If you would like to make a permanent election to receive future Proxy Materials by electronic delivery or regular mail, please make your selection below. Please note your permanent election will be applied to all your funds held through the selected account even though the funds may not be part of the current proxy. If you would like to receive electronic delivery or paper materials, you must also make that election by clicking on the Request Materials link on the All Options Page. Delivery Option: Electronic Delivery Regular Mail Email Address: Confirm Email: Note: You must click the Save Button to submit your Future Preferences. If you would like to make elections for additional control numbers, please click the following button: Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

SET FUTURE PREFERENCES If you would like to make a permanent election to receive future Proxy Materials by electronic delivery or regular mail, please make your selection below. Please note your permanent election will be applied to all your funds held through the selected account even though the funds may not be part of the current proxy. If you would like to receive electronic delivery or paper materials, you must also make that election by clicking on the Request Materials link on the All Options Page. Delivery Option: Electronic Delivery Regular Mail Email Address: * Required Confirm Email: * Required Note: You must click the Save Button to submit your Future Preferences. If you would like to make elections for additional control numbers, please click the following button: Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

SET FUTURE PREFERENCES If you would like to make a permanent election to receive future Proxy Materials by electronic delivery or regular mail, please make your selection below. Please note your permanent election will be applied to all your funds held through the selected account even though the funds may not be part of the current proxy. If you would like to receive electronic delivery or paper materials, you must also make that election by clicking on the Request Materials link on the All Options Page. Delivery Option: Electronic Delivery Regular Mail Note: You must click the Save Button to submit your Future Preferences. If you would like to make elections for additional control numbers, please click the following button: Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

SET FUTURE PREFERENCES If you would like to make a permanent election to receive future Proxy Materials by electronic delivery or regular mail, please make your selection below. Please note your permanent election will be applied to all your funds held through the selected account even though the funds may not be part of the current proxy. If you would like to receive electronic delivery or paper materials, you must also make that election by clicking on the Request Materials link on the All Options Page. Delivery Option: Electronic Delivery Regular Mail Your future preference has been saved. If you would like to make elections for additional control numbers, please click the following button: Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

Fund John Hancock Premium Dividend Fund Mark All > Proposals 1.01 To elect Trustee: Andrew G. Arnott For Withhold 1.02 To elect Trustee: Charles L. Bardelis For Withhold 1.03 To elect Trustee: Peter S. Burgess For Withhold 1.04 To elect Trustee: Theron S. Hoffman For Withhold 1.05 To elect Trustee: Warren A. Thomas For Withhold If you have questions regarding the voting process, please call 877- 456-7881 Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

Thank you. Your voting instructions have been submitted for processing. If necessary, you can revisit the Internet voting site at any time before the meeting on 2/02/2018 9:00 AM ET to submit new voting instructions. This is a summary of your voting instructions for the John Hancock Closed End Funds. You may print this page for your records. Instructions submitted on 12/5/2017 6:45:17 PM [ET] 1.01 To elect Trustee: Andrew G. Arnott Voted For 1.02 To elect Trustee: Charles L. Bardelis Voted For 1.03 To elect Trustee: Peter S. Burgess Voted For 1.04 To elect Trustee: Theron S. Hoffman Voted For 1.05 To elect Trustee: Warren A. Thomas Voted For Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote. E-mail: Confirm E-mail: Home · Contact Us · Security · Privacy Policy · Help · Log Out © 2017 - Computershare. All Rights Reserved.

Fund John Hancock Premium Dividend Fund Mark All > Proposals 1.01 To elect Trustee: Andrew G. Arnott For Withhold 1.02 To elect Trustee: Charles L. Bardelis For Withhold 1.03 To elect Trustee: Peter S. Burgess For Withhold 1.04 To elect Trustee: Theron S. Hoffman For Withhold 1.05 To elect Trustee: Warren A. Thomas For Withhold If you have questions regarding the voting process, please call 877- 456-7881 Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

Fund John Hancock Premium Dividend Fund Proposals 1.01 To elect Trustee: Andrew G. Arnott For Withhold 1.02 To elect Trustee: Charles L. Bardelis For Withhold 1.03 To elect Trustee: Peter S. Burgess For Withhold 1.04 To elect Trustee: Theron S. Hoffman For Withhold 1.05 To elect Trustee: Warren A. Thomas For Withhold If you have questions regarding the voting process, please call 877- 456-7881 Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

Thank you. Your voting instructions have been submitted for processing. If necessary, you can revisit the Internet voting site at any time before the meeting on 2/02/2018 9:00 AM ET to submit new voting instructions. This is a summary of your voting instructions for the John Hancock Closed End Funds. You may print this page for your records. Instructions submitted on 12/5/2017 6:46:36 PM [ET] 1.01 To elect Trustee: Andrew G. Arnott Voted Withhold 1.02 To elect Trustee: Charles L. Bardelis Voted Withhold 1.03 To elect Trustee: Peter S. Burgess Voted Withhold 1.04 To elect Trustee: Theron S. Hoffman Voted Withhold 1.05 To elect Trustee: Warren A. Thomas Voted Withhold Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote. E-mail: Confirm E-mail: Home · Contact Us · Security · Privacy Policy · Help · Log Out © 2017 - Computershare. All Rights Reserved.

Fund John Hancock Premium Dividend Fund Mark All > Proposals 1.01 To elect Trustee: Andrew G. Arnott For Withhold 1.02 To elect Trustee: Charles L. Bardelis For Withhold 1.03 To elect Trustee: Peter S. Burgess For Withhold 1.04 To elect Trustee: Theron S. Hoffman For Withhold 1.05 To elect Trustee: Warren A. Thomas For Withhold If you have questions regarding the voting process, please call 877- 456-7881 Home · Contact Us · Security · Privacy Policy · Help · View Materials © 2017 - Computershare. All Rights Reserved.

Thank you. Your voting instructions have been submitted for processing. If necessary, you can revisit the Internet voting site at any time before the meeting on 2/02/2018 9:00 AM ET to submit new voting instructions. This is a summary of your voting instructions for the John Hancock Closed End Funds. You may print this page for your records. Instructions submitted on 12/5/2017 6:48:19 PM [ET] 1.01 To elect Trustee: Andrew G. Arnott Voted Withhold 1.02 To elect Trustee: Charles L. Bardelis Voted Withhold 1.03 To elect Trustee: Peter S. Burgess Voted Withhold 1.04 To elect Trustee: Theron S. Hoffman Voted Withhold 1.05 To elect Trustee: Warren A. Thomas Voted Withhold Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote. E-mail: Confirm E-mail: Home · Contact Us · Security · Privacy Policy · Help · Log Out © 2017 - Computershare. All Rights Reserved.

JOHN HANCOCK PROXY WO # 29318 - TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD ** IVR Revision 11-08-17
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling the proxy voting line. Before you can vote, I'll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box  with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
"Okay, you'll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote "FOR" the proposal"

IF CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
Okay, you'll be voting your proxy for shares in the John Hancock Funds. The Board Recommends a vote "FOR" the proposal."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
" I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

THEN, MATCHING THE SHAREHOLDER'S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL:
"PROPOSAL 1: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3."

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
"Okay, voting for all nominees"

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:
"Okay, voting withhold on all nominees "

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:
"Okay, we'll withhold your vote on the nominees you specify. All other nominees will be voted FOR. "
THEN THEY HEAR:"For each nominee listed on your proxy card or meeting notice there's a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote."

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:
"OK, withholding your vote from nominee number N" [Where N is the nominee number entered]"

THEN THE SHAREHOLDER HEARS:
"To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound)."

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:
"Okay, finished withholding from nominees"

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary."
"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."
THEN THEY HEAR:
"Your vote has been recorded.  It’s not necessary for you to mail in your proxy card or meeting notice.  I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote.  If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
"Before you can vote, I'll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside.  Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

NOTICE AND ACCESS: MATERIALS REQUEST TOUCH-TONE TELEPHONE SCRIPT
"WO# 29318 - JOHN HANCOCK FUNDS PROXY"
EXPECTED MAIL DATE: - MEETING DATE: 02-02-18

WHEN CONNECTED TO OUR TOUCH TONE PHONE ORDERING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER(1-877-816-5331) , THE SHAREHOLDER WILL HEAR:

INITIAL GREETING:
"Thank you for calling the Proxy Materials Order Line."
"This line is available to you until the meeting date of the current campaign"

THEN THE SHAREHOLDER IS PROMPTED TO ENTER THEIR CONTROL NUMBER:
"To request a copy of proxy materials by mail, I'll need to validate some information from your Meeting Notice."
"On your notice there's a shaded box with a 14 digit number inside. Please enter that number now."

AFTER ENTRY OF THEIR CONTROL NUMBER, THEY ARE PROMPTED TO ENTER THEIR SECURITY CODE:"
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now.

THEN YOU HEAR:
"Thank you, Please hold while I validate those numbers."

IF THE CODES ENTERED WERE VALID, THE CAMPAIGN SPECIFIC SPEECH IS HEARD NEXT:
"Okay, you'll be requesting meeting materials for John Hancock Funds."

THEN THE FOLLOWING SPEECH IS HEARD:
"Your request for a paper copy of your proxy materials will be processed in just a moment.  For future meetings you can  elect to receive proxy materials by email or by mail. If you prefer email, please log on to the web site listed on your shareholder meeting Notice so that we can capture your email address.  If you prefer to receive all future proxy materials by mail, press 1 now.  If you don’t want to set a future delivery preference, just hold on for your material  order confirmation."

NEXT, THE SHAREHOLDER HEARS:
"Please hold while I process your request."

THEN THE SHAREHOLDER HEARS:
"Your request has been received. Proxy material orders will be mailed within 3 business days."

OR, IF THE SHAREHOLDER HAS A PENDING ORDER THEY HEAR THIS SPEECH INSTEAD:
"There's already a request for proxy meeting materials that's pending. Material orders are mailed within 3 business days from when they were requested."

IF THE MEETING IS WITHIN 10 DAYS OF THE CALL, THE SHAREHOLDER WILL HEAR:
"Since the meeting is within 10 days, I cannot guarantee that you'll receive your proxy materials in sufficient time for you to review the materials and process your vote.  However, you can always view your proxy materials and vote online by logging onto the website listed on your shareholder meeting notice."

IF THE SHAREHOLDER ELECTED TO RECEIVE ALL FUTURE PROXY MATERIALS BY MAIL THEY WILL HEAR:
"Additionally, as you've indicated, you'll receive all future proxy meeting materials by mail."

THEN THE SHAREHOLDER IS PROMPTED TO SEE IF THEY HAVE ANOTHER NOTICE:
"If you have received a notice on another account that you'd like me to send you materials on, press one now."

THEN IF THE SHAREHOLDER ELECTS TO ORDER MATERIALS FOR ANOTHER NOTICE:
"Okay, to send you materials on another account we'll just need to repeat the process using the details from your other notice. Let's begin..."

IF THE SHAREHOLDER DOESN'T CHOOSE THE OPTION TO ORDER MATERIALS FOR ANOTHER NOTICE, THEY HEAR:
"I'm now going to end this call. Thank you for calling. Goodbye."